         WAIVER AND CONSENT UNDER AMENDED AND RESTATED CREDIT AGREEMENT

     THIS WAIVER AND CONSENT UNDER AMENDED AND RESTATED CREDIT AGREEMENT (this "Waiver") is made and entered into as of December 20, 2005, by and among the financial institutions identified on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), WELLS FARGO FOOTHILL, INC., a California corporation, as administrative agent and collateral agent for the Lenders (in such capacities, together with any successor administrative agent and collateral agent, the "Agent"), SILVER POINT FINANCE, LLC, as the co-agent, syndication agent, documentation agent (in such capacities, together with any successor co-agent, syndication agent, and documentation agent, the "Co-Agent"), arranger and book runner, SALTON, INC., a Delaware corporation (the "Parent"), each of the Parent's Subsidiaries identified on the signature pages hereof as Borrowers (collectively with the Parent, the "Borrowers") and each of the Parent's Subsidiaries identified on the signature pages hereof as Guarantors (collectively, the "Guarantors" and, together with the Borrowers, the "Borrower Parties").

                                   WITNESSETH:

     WHEREAS, the Lenders, the Agent, the Co-Agent and the Borrower Parties are parties to that certain Amended and Restated Credit Agreement, dated as of May 9, 2003 and amended and restated as of June 15, 2004 (as amended as of August 30, 2004, as of May 11, 2005, as of July 8, 2005, as of September 22, 2005, as
of October 7, 2005, and as of November 9, 2005, and as it may be further amended, modified, supplemented or amended and restated from time to time, the "Credit Agreement");

     WHEREAS, Salton Holdings Limited ("SHL"), Salton Europe Limited ("SEL"), certain affiliates of SHL (together with SHL and SEL, the "Applicable UK Loan Parties") desire to enter into that certain Facility Agreement, among the Applicable UK Loan Parties, Burdale Financial Limited, as agent and security trustee (the "UK Agent"), and the financial institutions party thereto as lenders (the "UK Lenders"), in the form of Exhibit A attached hereto (the "UK Facility Agreement"), pursuant to which the Applicable UK Loan Parties may borrow funds from time to time in an aggregate amount not to exceed L61,000,000 at any one time outstanding;

     WHEREAS, the Applicable UK Loan Parties desire to enter into that certain Deed of Debenture among the Applicable UK Loan Parties and the UK Agent, in the form of Exhibit B attached hereto (the "UK Debenture"), pursuant to which the Applicable UK Loan Parties would pledge specified assets to secure the obligations under the UK Facility Agreement;

     WHEREAS, Parent and SEL desire to enter into that certain Deed of Amendment in the form of Exhibit C attached hereto (the "Deed of Amendment"), pursuant to which the parties thereto agree to amend the terms of a Trademark License Agreement dated January 1, 2004;

     WHEREAS, absent a waiver from the Agent, the Co-Agent and the Lenders, the entering into the UK Facility Agreement, the UK Debenture and the Deed of Amendment by Parent and the Applicable UK Loan Parties, the consummation of the transactions contemplated thereby and the performance by Parent and the Applicable UK Loan Parties of their respective obligations thereunder (including, without limitation, the incurrence of Debt and Liens thereunder and the Guaranties thereunder) would violate or conflict with various covenants of the Credit Agreement (including, without limitation, Sections 7.12, 7.13, 7.15, 7.18, 7.28 and 7.31) (the "Potential Covenant Defaults");

     WHEREAS, the Borrowers have requested, and the Agent, the Co-Agent and the Lenders have agreed, to waive the Potential Covenant Defaults subject to the terms and conditions set forth herein;

     WHEREAS, Section 5.2(v) of the Credit Agreement requires that the Administrative Borrower furnish to each Lender, in such detail as the Agent or the Co-Agent shall reasonably request, monthly, in any event no later than the tenth (10th) day of each month, a 13-week rolling cash flow report, which report shall show, among other things, the actual versus the budgeted cash flow for the prior month (the "Section 5.2(v) Reporting Requirement");

     WHEREAS, the Administrative Borrower has failed or may have failed to comply with the Section 5.2(v) Reporting Requirement for the months ended October 31, 2005 and November 30, 2005 (the "Section 5.2(v) Defaults");

     WHEREAS, the Borrowers have requested, and the Agent, the Co-Agent and the Lenders have agreed, to waive the Section 5.2(v) Defaults subject to the terms and conditions set forth herein;

     WHEREAS, the Required Lenders, the Co-Agent and the Borrower Parties are parties to that certain Sixth Amendment to, and Waiver under, the Credit Agreement and Security Agreement, dated as of November 9, 2005 (the "Sixth Amendment");

     WHEREAS, pursuant to Section 7 of the Sixth Amendment, Borrowers agreed to deliver to the Co-Agent, on or prior to December 15, 2005, a fully executed landlord waiver, in form and substance reasonably satisfactory to the Agent and the Co-Agent, with respect to the property located at 2301 West Bernardino Avenue, Redlands, California 92374 (the "Required Landlord Waiver");

     WHEREAS, the Borrowers have failed to deliver the Required Landlord Waiver (the "Landlord Waiver Default");

     WHEREAS, the Borrowers have requested, and the Agent, the Co-Agent and the Lenders have agreed, to waive the Landlord Waiver Default subject to the terms and conditions set forth herein;

     WHEREAS, Section 3 of the Sixth Amendment provides that the waivers under the Security Agreement set forth therein (the "Section 3 Security Agreement Waivers") shall be rescinded and no longer effective if the Required Landlord Waiver is not obtained in compliance with Section 7 of the Sixth Amendment; and

     WHEREAS, the Borrowers have requested, and the Agent, the Co-Agent and the Lenders have agreed, to extend the Section 3 Security Agreement Waivers subject to the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the agreements and provisions herein contained, the parties hereto do hereby agree as follows:

     SECTION 1. DEFINITIONS. Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     SECTION 2. CONSENTS AND WAIVERS UNDER CREDIT AGREEMENT.

     2.01 CONSENTS AND WAIVERS IN CONNECTION WITH UK FACILITY AGREEMENT AND UK DEBENTURE. Subject to the satisfaction of the terms and conditions set forth herein, the Agent, the Co-Agent and the Required Lenders hereby (a) consent to the Applicable UK Loan Parties' entering into the UK Facility Agreement in the form of Exhibit A hereto, (b) consent to the Applicable UK Loan Parties' entering into the UK Debenture in the form of Exhibit B hereto and pledging their assets thereunder notwithstanding Section 7.32 of the Credit Agreement,
(c) consent to Parent and SEL entering into the Deed of Amendment in the form of Exhibit C hereto, and (d) waive the Potential Covenant Defaults solely to the extent that such Defaults would arise from (i) the Applicable UK Loan Parties entering into the UK Facility Agreement in the form of Exhibit A hereto and the UK Debenture in the form of Exhibit B hereto and performing their obligations thereunder or (ii) Parent and SEL entering into the Deed of Amendment in the form of Exhibit C hereto and performing their respective obligations thereunder; provided, that the foregoing consents and waivers shall be rescinded and no longer effective if the aggregate amount of Debt incurred under the UK Facility Agreement exceeds L61,000,000 at any one time outstanding or if any Loan Party (other than the Applicable UK Loan Parties party to the UK Debenture as of the date hereof) pledges or grants to the UK Agent and/or the UK Lenders a Lien on such Loan Party's assets pursuant to the UK Debenture or otherwise.

     2.02 WAIVERS IN CONNECTION WITH SECTION 5.2(V) DEFAULTS. Subject to the satisfaction of the terms and conditions set forth herein, the Agent, the Co-Agent and the Required Lenders hereby waive the Section 5.2(v) Defaults solely with respect to the months ended October 31, 2005 and November 30, 2005.

     2.03 WAIVER AND AGREEMENT IN CONNECTION WITH LANDLORD DEFAULT. Subject to the satisfaction of the terms and conditions set forth herein, the Agent, the Co-Agent and the Required Lenders hereby (a) waive the Landlord Default solely with respect to the failure to deliver the Required Landlord Waiver in accordance with Section 7 of the Sixth Amendment and (b) agree that, notwithstanding Section 3 of the Sixth Amendment, the Section 3 Security Agreement Waivers shall not be rescinded and shall remain effective; provided, that the foregoing waiver and agreement shall be rescinded and no longer effective if Administrative Borrower fails to deliver to the Lenders a fully executed landlord waiver, in form and substance reasonably satisfactory to the Agent and the Co-Agent, with respect to the property located at 2301 West Bernardino Avenue, Redlands, California 92374, on or prior to January 15, 2006.

     SECTION 3. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent, the Co-Agent and the Lenders to enter into this Waiver, the Borrower Parties hereby represent and warrant that:

     3.01 NO DEFAULT. At and as of the date of this Waiver and after giving effect to this Waiver, no Default or Event of Default exists.

     3.02 REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. At and as of the date of this Waiver and both prior to (other than with respect to the Potential Covenant Defaults, the Section 5.2(v) Defaults and the Landlord Waiver Default) and after giving effect to this Waiver, each of the representations and warranties contained in the Credit Agreement and other Loan Documents is true and correct in all material respects.

     3.03 CORPORATE POWER, ETC. The Borrower Parties (a) have all requisite corporate power and authority to execute and deliver this Waiver and to consummate the transactions contemplated hereby and (b) have taken all action, corporate or otherwise, necessary to authorize the execution and delivery of this Waiver and the consummation of the transactions contemplated hereby.

     3.04 NO CONFLICT. Neither the execution and delivery of this Waiver nor consummation of the transactions contemplated hereby will (a) conflict with or result in any breach or violation of any provision of the certificate of incorporation, certificate of formation or by-laws of the Borrower Parties, (b) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of a Lien upon any of the properties or assets of the Borrower Parties under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease agreement or other instrument or obligation to which the Borrower Parties are parties or to which any of their properties or assets are subject, (c) require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any Governmental Authority, or (d) violate any order, writ, injunction, decree, judgment, ruling, law, statute, rule or regulation of any Governmental Authority.

     3.05 BINDING EFFECT. This Waiver has been duly executed and delivered by the Borrower Parties and constitutes the legal, valid and binding obligation of the Borrower Parties, enforceable against the Borrower Parties in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally, and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law)

     3.06 APPLICABLE UK LOAN PARTIES. All of the Applicable UK Loan Parties (other than SHL) are Subsidiaries of SHL.

     SECTION 4. CONDITIONS. This Waiver shall be effective upon the fulfillment by the Borrower Parties, in a manner satisfactory to the Co-Agent, the Agent and the Lenders, of all of the following conditions precedent set forth in this
Section 4 (such date, the "Effective Date"):

     4.01 EXECUTION OF THE WAIVER. Each of the parties hereto shall have executed an original counterpart of this Waiver and shall have delivered (including by way of telefacsimile or electronic mail) the same to the Co-Agent.

     4.02 REPRESENTATIONS AND WARRANTIES. As of the Effective Date, the representations and warranties set forth in Section 3 hereof shall be true and correct.

     4.03 UK FACILITY AGREEMENT, UK DEBENTURE DOCUMENTS AND DEED OF AMENDMENT. The Borrower Parties shall have delivered to the Co-Agent and the Agent true and complete copies of the UK Facility Agreement, the UK Debenture, the Deed of Amendment and all other documents relating thereto, and such documents shall be in form and substance satisfactory to the Co-Agent and the Agent.

     4.04 APPLICATION OF PROCEEDS. The Applicable UK Loan Parties shall use approximately L23,000,000 of the proceeds of the UK Facility Agreement to repay all of the obligations owing to HSBC Invoice Finance and HSBC Bank plc pursuant to a facility letter dated July 22, 2004 and terminating such facility, and shall provide satisfactory evidence thereof to the Co-Agent and the Agent.

     4.05 DELIVERY OF OTHER DOCUMENTS. The Co-Agent and the Agent shall have received all such other instruments, documents and agreements as the Co-Agent or the Agent may reasonably request, in form and substance reasonably satisfactory to the Co-Agent and the Agent.

     SECTION 5. MISCELLANEOUS.

     5.01 CONTINUING EFFECT. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.

     5.02 NO WAIVER; RESERVATION OF RIGHTS. This Waiver is limited as specified and the execution, delivery and effectiveness of this Waiver shall not operate as a modification, acceptance or waiver of any provision of the Credit Agreement, or any other Loan Document, except as specifically set forth herein. Notwithstanding anything contained in this Waiver to the contrary, the Agent, the Co-Agent and the Lenders expressly reserve the right to exercise any and all of their rights and remedies under the Credit Agreement, any other Loan Document and applicable law in respect of any Default or Event of Default.

     5.03 GOVERNING LAW. THIS WAIVER, AND ALL MATTERS ARISING OUT OF OR RELATING TO THE SUBJECT MATTER HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     5.04 SEVERABILITY. The provisions of this Waiver are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Waiver in any jurisdiction.

     5.05 COUNTERPARTS. This Waiver may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this Waiver by telefacsimile or electronic mail shall be equally effective as delivery of a manually executed counterpart. A complete set of counterparts shall be lodged with the Borrower Parties, the Agent, the Co-Agent and each Lender.

     5.06 HEADINGS. Section headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purpose.

     5.07 BINDING EFFECT; ASSIGNMENT. This Waiver shall be binding upon and inure to the benefit of the Borrower Parties, the Agent, the Co-Agent and the Lenders and their respective successors and assigns; provided, however, that the rights and obligations of the Borrower Parties under this Waiver shall not be assigned or delegated without the prior written consent of the Agent, the Co-Agent and the Lenders.

     5.08 EXPENSES. The Borrowers agree to pay the Agent and Co-Agent upon demand, for all reasonable expenses, including reasonable fees of attorneys and paralegals for the Agent, the Co-Agent and the Lenders (who may be employees of the Agent, Co-Agent or the Lenders), incurred by the Agent, the Co-Agent and the Lenders in connection with the preparation, negotiation and execution of this Waiver and any document required to be furnished herewith.

     5.09 INTEGRATION. This Waiver, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

                            [Signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        BORROWERS:

                                        SALTON, INC., a Delaware corporation


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        TOASTMASTER INC., a Missouri corporation


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        SALTON TOASTMASTER LOGISTICS LLC, a
                                        Delaware limited liability company


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        GUARANTORS:

                                        HOME CREATIONS DIRECT, LTD., a Delaware
                                        corporation


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        SONEX INTERNATIONAL CORPORATION, a
                                        Delaware corporation


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

                           [SIGNATURE PAGE OF WAIVER]

                                        ICEBOX, LLC, an Illinois limited
                                        liability company


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        FAMILY PRODUCTS INC., a Delaware
                                        corporation


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        SALTON HOLDINGS, INC., a Delaware
                                        corporation


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        AGENT, CO-AGENT AND LENDERS:

                                        WELLS FARGO FOOTHILL, INC.
                                        as the Administrative Agent, the
                                        Collateral Agent and as a Lender


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        SILVER POINT FINANCE, LLC, as the
                                        Co-Agent, the Documentation Agent, and
                                        the Syndication Agent


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------

                           [SIGNATURE PAGE OF WAIVER]

                                        TRS THEBE LLC, as a Lender


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        SEA PINES FUNDING LLC, as a Lender


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        SPIRET IV LOAN TRUST 2003-A, as a Lender

                                        By: WILMINGTON TRUST COMPANY, not in its
                                        individual capacity but solely as
                                        trustee


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        SPCP GROUP LLC, as a Lender


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        FIELD POINT I, LTD., as a Lender


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        FIELD POINT II, LTD., as a Lender


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------

                           [SIGNATURE PAGE OF WAIVER]